                                                                   EXHIBIT 99.1

CASE NAME:       KEVCO MANUFACTURING, LP                           ACCRUAL BASIS

CASE NUMBER:     401-40784-BJH-11

JUDGE:           BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002
                                       ----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                         TREASURER
---------------------------------------                 ------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                           MARCH 7, 2002
---------------------------------------                 ------------------------
Printed Name of Responsible Party                                Date

PREPARER:

/s/ DENNIS S. FAULKNER                                    DEBTOR'S ACCOUNTANT
---------------------------------------                 ------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                           MARCH 7, 2002
---------------------------------------                 ------------------------
Printed Name of Preparer                                         Date

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 1

CASE NUMBER:     401-40784-BJH-11

COMPARATIVE BALANCE SHEET


                                                                          SCHEDULED           MONTH
ASSETS                                                                     AMOUNT             JAN-02       MONTH        MONTH
------                                                                    ---------           ------       -----        -----
1.  Unrestricted Cash (FOOTNOTE)                                             41,683           151,415
2.  Restricted Cash
3.  Total Cash                                                               41,683           151,415
4.  Accounts Receivable (Net) (FOOTNOTE)                                  7,974,696                 0
5.  Inventory (FOOTNOTE)                                                 14,793,828                 0
6.  Notes Receivable
7.  Prepaid Expenses                                                        196,584                 0
8.  Other (Attach List)                                                           0                 0
9.  Total Current Assets                                                 23,006,791           151,415
10. Property, Plant & Equip. (FOOTNOTE)                                  32,082,187         1,771,093
11. Less: Accumulated Depreciation                                       (7,696,543)         (250,320)
12. Net Property, Plant & Equipment                                      24,385,644         1,520,773
13. Due From Insiders
14. Other Assets - Net of Amortization
    (Attach List)                                                         8,369,096                 0
15. Other (Attach List)                                                  13,541,943        45,411,431
16. Total Assets                                                         69,303,474        47,083,619

POST PETITION LIABILITIES

17. Accounts Payable                                                                           34,503
18. Taxes Payable (FOOTNOTE)                                                                    1,111
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                       131,388
23. Total Post Petition Liabilities                                                           167,002

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                              75,885,064        13,509,318
25. Priority Debt (FOOTNOTE)                                              1,383,756
26. Unsecured Debt                                                        5,139,545         2,733,206
27. Other (Attach List)                                                 197,008,999       197,917,106
28. Total Pre Petition Liabilities                                      279,417,364       214,159,630
29. Total Liabilities                                                   279,417,364       214,326,632

EQUITY

30. Pre Petition Owners' Equity                                                          (210,107,292)
31. Post Petition Cumulative Profit Or (Loss)                                             (19,105,757)
32. Direct Charges To Equity (Attach Explanation Footnote)                                 61,970,036
33. Total Equity                                                                         (167,243,013)
34. Total Liabilities and Equity                                                           47,083,619

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                      SUPPLEMENT TO

CASE NUMBER:     401-40784-BJH-11                            ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                                                 SCHEDULED           MONTH
ASSETS                                                             AMOUNT            JAN-02           MONTH            MONTH
------                                                           ---------           ------           -----            -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                             0                0

A.  Goodwill: Consolidated Forest Products (FOOTNOTE)            8,369,096                0
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                          8,369,096                0

A.  Intercompany Receivables (FOOTNOTE)                         13,541,943       45,411,431
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                                   13,541,943       45,411,431

POST PETITION LIABILITIES

A.  Accrued Liabilities                                                             131,388
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                              131,388

PRE PETITION LIABILITIES

A.  Interco. Payables (FOOTNOTE)                                68,508,999       69,417,106
B.  10 3/8% Senior Sub. Notes                                  105,000,000      105,000,000
C.  Sr. Sub. Exchangeable Notes                                 23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                         197,008,999      197,917,106

CASE NAME:       KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 2

CASE NUMBER:     401-40784-BJH-11


INCOME STATEMENT
                                                    MONTH                                                   QUARTER
REVENUES                                            JAN-02            MONTH             MONTH                TOTAL
--------                                            ------            -----             -----               -------
1.  Gross Revenues                                        0                                                    0
2.  Less: Returns & Discounts                                                                                  0
3.  Net Revenue                                           0                                                    0

COST OF GOODS SOLD

4.  Material                                                                                                   0
5.  Direct Labor                                                                                               0
6.  Direct Overhead                                                                                            0
7.  Total Cost of Goods Sold                              0                                                    0
8.  Gross Profit                                          0                                                    0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                             0
10. Selling & Marketing                                                                                        0
11. General & Administrative                            609                                                  609
12. Rent & Lease                                                                                               0
13. Other (Attach List)                                                                                        0
14. Total Operating Expenses                            609                                                  609
15. Income Before Non-Operating
    Income & Expense                                   (609)                                                (609)

OTHER INCOME & EXPENSES

16. Non-Operating (Income) (Att List)                  (191)                                                (191)
17. Non-Operating Expense (Att List)                420,269                                              420,269
18. Interest Expense                                                                                           0
19. Depreciation / Depletion                                                                                   0
20. Amortization                                                                                               0
21. Other (Attach List)                                                                                        0
22. Net Other Income & (Expenses)                  (420,078)                                            (420,078)

REORGANIZATION EXPENSES

23. Professional Fees                                                                                          0
24. U.S. Trustee Fees                                                                                          0
25. Other (Attach List)                                                                                        0
26. Total Reorganization Expenses                         0                                                    0
27. Income Tax                                                                                                 0
28. Net Profit (Loss)                              (420,687)                                            (420,687)


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                        SUPPLEMENT TO

CASE NUMBER:     401-40784-BJH-11                             ACCRUAL BASIS - 2

INCOME STATEMENT

                                                                   MONTH                                                 QUARTER
OPERATING EXPENSES                                                 JAN-02              MONTH              MONTH           TOTAL
------------------                                                 ------              -----              -----          -------
A.                                                                                                                            0
B.                                                                                                                            0
C.                                                                                                                            0
D.                                                                                                                            0
E.                                                                                                                            0
           TOTAL OTHER OPERATING
             EXPENSES - LINE 13                                         0                                                     0

OTHER INCOME & EXPENSES

A.  Interest Income                                                   191                 0                                 191
B.  Balance Sheet Adjustments                                                                                                 0
                                                                                                                              0
           TOTAL NON-OPERATING INCOME
             - LINE 16                                                191                 0                 0               191

A.  Loss on sale of assets (FOOTNOTE)                             420,269                                               420,269
B.                                                                                                                            0
C.                                                                                                                            0
D.
           TOTAL NON-OPERATING
             EXPENSE - LINE 17                                    420,269                 0                 0           420,269

REORGANIZATION EXPENSES

A.                                                                                                                            0
B.                                                                                                                            0
C.                                                                                                                            0
D.                                                                                                                            0
E.                                                                                                                            0
           TOTAL OTHER REORGANIZATION
             EXPENSES - LINE 25                                         0                 0                 0                 0

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 3

CASE NUMBER:     401-40784-BJH-11


CASH RECEIPTS AND                                 MONTH                                       QUARTER
DISBURSEMENTS                                     JAN-02        MONTH            MONTH         TOTAL
-------------                                     ------        -----            -----        -------
1.  Cash - Beginning Of Month                             SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

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          ---      ---

CASE NAME:       KEVCO MANUFACTURING LP          SUPPLEMENT TO ACCRUAL BASIS -3
                                                 JANUARY, 2002
CASE NUMBER:     401-40784-BJH-11                CASH RECEIPTS AND DISBURSEMENTS


                                                 DIST LP     MFG          MGMT     HOLDING     COMP     KEVCO INC      TOTAL
                                                 -------   -------     ---------   -------     ----     ---------   ---------
1.  CASH-BEGINNING OF MONTH                        --      151,232     3,175,268       --        --       1,000     3,327,500

   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                     --           --                                                         --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                   --           --                                                         --
4.  POST PETITION                                               --                                                         --

5.  TOTAL OPERATING RECEIPTS                       --           --            --       --        --          --            --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                            --                                                         --
7.  SALE OF ASSETS                                          29,212                                                     29,212
8.  OTHER                                       4,448       35,062         4,736       --        --          --        44,246
     INTERCOMPANY TRANSFERS                     6,003      (34,871)       28,868       --                                  --
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND
             RENT
             PAYROLL TAX ADVANCE RETURNED
             MISC.                              4,448                                            --
             INTEREST INCOME                                               4,736

9.  TOTAL NON OPERATING RECEIPTS               10,451       29,403        33,604       --        --          --        73,458

10. TOTAL RECEIPTS                             10,451       29,403        33,604       --        --          --        73,458

11. CASH AVAILABLE                             10,451      180,635     3,208,872       --        --       1,000     3,400,958

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                           17,178                                       17,178
13. PAYROLL TAXES PAID                                          --        33,873                                       33,873
14. SALES, USE & OTHER TAXES PAID                               --                                                         --
15. SECURED/RENTAL/LEASES                                       --         5,078                                        5,078
16. UTILITIES                                                   --           192                                          192
17. INSURANCE                                                   --        37,859                                       37,859
18. INVENTORY PURCHASES                                         --                                                         --
19. VEHICLE EXPENSE                                             --                                                         --
20. TRAVEL                                                      --                                                         --
21. ENTERTAINMENT                                               --                                                         --
22. REPAIRS & MAINTENANCE                       3,260           --                                                      3,260
23. SUPPLIES                                                    --                                                         --
24. ADVERTISING                                                                                                            --
25. OTHER                                       7,191       29,220         4,617       --        --          --        41,028
          LOAN PAYMENTS                                     29,212            --                                       29,212
          FREIGHT                                               --                                                         --
          CONTRACT LABOR                                        --                                                         --
          401 K PAYMENTS                                        --                                                         --
          PAYROLL TAX ADVANCE ADP                                                                                          --
          WAGE GARNISHMENTS                                                                                                --
          MISC.                                 7,191            8         4,617                                       11,816

26. TOTAL OPERATING DISBURSEMENTS              10,451       29,220        98,797       --        --          --       138,468

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                           --        92,450                                       92,450
28. US TRUSTEE FEES                                             --        11,500                                       11,500
29. OTHER                                                                                                                  --
30. TOTAL REORGANIZATION EXPENSE                   --           --       103,950       --        --          --       103,950

31. TOTAL DISBURSEMENTS                        10,451       29,220       202,747       --        --          --       242,418

32. NET CASH FLOW                                  --          183      (169,143)      --        --          --      (168,960)

33. CASH- END OF MONTH                             --      151,415     3,006,125       --        --       1,000     3,158,540

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 4

CASE NUMBER:     401-40784-BJH-11


                                                    SCHEDULED              MONTH
ACCOUNTS RECEIVABLE AGING                            AMOUNT                JAN-02            MONTH             MONTH
-------------------------                           ---------              ------            -----             -----

1.   0 - 30                                                                  0
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                       7,974,696               0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                       7,974,696               0



AGING OF POST PETITION                                        MONTH:  January-02
TAXES AND PAYABLES                                                   -----------


                                   0 - 30           31 - 60            61 - 90            91 +
TAXES PAYABLE                       DAYS             DAYS               DAYS              DAYS             TOTAL
-------------                      ------           -------            -------            ----             -----
1.  Federal                                                                                                   --
2.  State                               --                                                                    --
3.  Local                                                                                                     --
4.  Other (See Below)                1,111                                                                 1,111
5.  Total Taxes Payable              1,111             0                  0                 0              1,111
6.  Accounts Payable                34,503                                                                34,503

                                                              MONTH:  January-02
STATUS OF POST PETITION TAXES                                       ------------

                                                      BEGINNING TAX     AMOUNT WITHHELD                        ENDING TAX
FEDERAL                                                 LIABILITY       AND/OR ACCRUED      (AMOUNT PAID)      LIABILITY
-------                                               -------------     ---------------     -------------      ----------

1.  Withholding **                                                                                                    0
2.  FICA - Employee **                                                                                                0
3.  FICA - Employer **                                                                                                0
4.  Unemployment                                                                                                      0
5.  Income                                                                                                            0
6.  Other (Attach List)                                                                                               0
7.  Total Federal Taxes                                     0                  0                   0                  0

STATE AND LOCAL

8.  Withholding                                                                                    0                  0
9.  Sales (FOOTNOTE)                                                                               0                  0
10. Excise                                                                                                            0
11. Unemployment                                                                                   0                  0
12. Real Property                                       1,111                                                     1,111
13. Personal Property (FOOTNOTE)                                                                   0                  0
14. Other (Attach List)                                                                                               0
15. Total State And Local                               1,111                  0                   0              1,111
16. Total Taxes                                         1,111                  0                   0              1,111

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 5

CASE NUMBER:     401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,



                                                              MONTH:  January-02
                                                                    ------------


BANK RECONCILIATIONS                               Account # 1        Account # 2       Other Accounts
--------------------                               -----------        -----------       --------------
A.   BANK:                                         Summit Bank        Summit Bank        (Attach List)
B.   ACCOUNT NUMBER:                                1-0138099          1-0137836                                  TOTAL
C.   PURPOSE (TYPE):                               Depository          Depository
1.   Balance Per Bank Statement                          4,973            146,442              --                151,415
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks                                                                                     --
4.   Other Reconciling Items                                                                                          --
5.   Month End Balance Per Books                         4,973            146,442              --                151,415
6.   Number of Last Check Written                    N/A              N/A

INVESTMENT ACCOUNTS

                                                   DATE                 TYPE OF
BANK, ACCOUNT NAME & NUMBER                     OF PURCHASE            INSTRUMENT       PURCHASE PRICE      CURRENT VALUE
---------------------------                     -----------            ----------       --------------      -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments                                                                            0                    0

CASH

12.  Currency On Hand                                                                                                  0
     Reclass to Accounts Payable
13.  Total Cash - End of Month                                                                                   151,415


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 6

CASE NUMBER:     401-40784-BJH-11
                                                             MONTH:   January-02
PAYMENTS TO INSIDERS AND PROFESSIONALS                             -------------

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                      TYPE OF                           AMOUNT         TOTAL PAID
            NAME                      PAYMENT                            PAID           TO DATE
            ----                      -------                           ------         ----------
1.    Lee Denham                  Payroll/severance                                     134,620
2.    Lee Denham                  Expense Reimb.                                            254
3.    Jim Connors                 Consulting fees and expenses                          114,975
4.    Jim Connors                 Division Sale Bonuses                                 112,500
5.    (Attach List)
6.    Total Payments To Insiders                                           0            362,349

                                  PROFESSIONALS

                                 DATE OF
                                COURT ORDER                                                            TOTAL
                                AUTHORIZING          AMOUNT            AMOUNT       TOTAL PAID       INCURRED
            NAME                  PAYMENT           APPROVED            PAID         TO DATE         & UNPAID *
            ----                -----------         --------           ------       ----------       ----------

1.    Gordion Group               03/20/01           301,398               0         301,398             0
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                301,398               0         301,398             0


         * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                                SCHEDULED          AMOUNTS         TOTAL
                                                 MONTHLY            PAID          UNPAID
                                                PAYMENTS           DURING          POST
       NAME OF CREDITOR                           DUE               MONTH        PETITION
       ----------------                         ---------          -------       --------
1.    Bank of America                              N/A                          13,509,318
2.    Status of Leases Payable                                                     None
3.
4.
5.    (Attach List)
6.    TOTAL                                         0                 0         13,509,318



This form     does x  does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:           KEVCO MANUFACTURING, LP                   ACCRUAL BASIS - 7

CASE NUMBER:         401-40784-BJH-11                         MONTH:  January-02
                                                                    ------------
QUESTIONNAIRE


                                                                                                YES          NO
                                                                                                ---          --
1.      Have any Assets been sold or transferred outside the normal course of
        business this reporting period?                                                                       x

2.      Have any funds been disbursed from any account other than a debtor in
        possession account?                                                                                   x

3.      Are any Post Petition Receivables (accounts, notes, or loans) due from
        related parties?                                                                        x

4.      Have any payments been made on Pre Petition Liabilities this reporting
        period?                                                                                               x

5.      Have any Post Petition Loans been received by the debtor from any party?                              x

6.      Are any Post Petition Payroll Taxes past due?                                                         x

7.      Are any Post Petition State or Federal Income Taxes past due?                                         x

8.      Are any Post Petition Real Estate Taxes past due?                                                     x

9.      Are any other Post Petition Taxes past due?                                                           x

10.     Are any amounts owed to Post Petition creditors delinquent?                                           x

11.     Have any Pre Petition Taxes been paid during the reporting period?                                    x

12.     Are any wage payments past due?                                                                       x

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE


                                                                                                YES          NO
                                                                                                ---          --

1.      Are Worker's Compensation, General Liability and other necessary insurance               x
        coverages in effect?

2.      Are all premium payments paid current?                                                   x

3.      Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS


           TYPE OF POLICY                   CARRIER                 PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
           --------------                   -------                 --------------          --------------------------
Property                             Lexington, Allianz             5/29/00-3/1/02             Semi-Annual $ 26,485
Auto                                 Liberty Mutual                  9/1/00-3/1/02             Semi-Annual    3,333
General Liability                    Liberty Mutual                  9/1/00-3/1/02             Semi-Annual   64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                   FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40784-BJH-11                               ACCRUAL BASIS

                                                        MONTH:  January 31, 2002
                                                              ------------------


DUAL
BASIS
FORM
NUMBER       LINE NUMBER       FOOTNOTE / EXPLANATION
------       -----------       ----------------------
1                 1            Pursuant to the February 12, 2001 Order (1)
3                 1            Authorizing Continued Use of Existing Forms and
                               Records; (2) Authorizing Maintenance of Existing
                               Corporate Bank Accounts and Cash Management
                               System; and (3) Extending Time to Comply with 11
                               U.S.C. Section 345 Investment Guidelines, funds
                               in the Bank of America and Key Bank deposit
                               accounts are swept daily into Kevco's lead
                               account number 1295026976. The Bank of America
                               lead account is administered by, and held in the
                               name of, Kevco Management Co. (co-debtor, Case
                               No. 401-40788-BJH-11). Accordingly, all cash
                               receipts and disbursements flow through Kevco
                               Management's Bank of America DIP account. A
                               schedule allocating receipts and disbursements
                               among Kevco, Inc. and its subsidiaries is
                               included in this report as a Supplement to
                               Accrual Basis -3.

1                 4,5          Pursuant to Asset Purchase Agreements approved by
1                 10,14A       the Court (see prior Monthly Operating Reports
                               for details), Debtor has sold most of its assets.

1                 15A          Intercompany receivables/payables are from/to
1                 27A          co-debtors Kevco Management Co. (Case No.
7                 3            401-40788-BJH-11), Kevco Distribution, LP (Case
                               No. 401-40789-BJH-11), Kevco Holding, Inc. (Case
                               No. 401-40785-BJH-11), DCM Delaware, Inc. (Case
                               No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                               401-40786-BJH-11), Kevco Components, Inc. (Case
                               No. 401-40790-BJH-11), and Kevco, Inc. (Case No.
                               401-40783-BJH-11).

1                 18           Property tax owing is an accrual only and not yet
4                 9, 13        due.

1                 24           The direct charges to equity are due to secured
1                 32           debt reductions pursuant to asset sales by Debtor
                               and its co-debtors as well as direct cash
                               payments. The secured debt owed to Bank of
                               America by Kevco, Inc. (Case No.
                               401-40783-BJH-11) has been guaranteed by all of
                               its co-debtors (see Footnote 1,15A); therefore,
                               the secured debt is reflected as a liability on
                               all of the Kevco entities. The charge to equity
                               is simply an adjustment to the balance sheet.

1                 25           Pursuant to Order dated February 12, 2001 and
                               Supplemental Order dated March 14, 2001, debtors
                               were authorized to pay pre-petition taxes,
                               salaries and wages up to a maximum of $4,300 per
                               employee. Debtors were also (a) allowed to pay
                               accrued vacation to terminated employees and (b)
                               permitted to continue allowing employees to use
                               vacation time as scheduled.

2                 17A          During January, 2002, property located in Waco,
                               Texas was sold. Proceeds of the sale were applied
                               to Debtor's long-term debt with its secured
                               lender, Bank of America.
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